Exhibit 10 (e) (4)
                                THIRD AMENDMENT
                                    TO THE
                              QUAKER OATS COMPANY
                  STOCK RETIREMENT PLAN FOR OUTSIDE DIRECTORS



      WHEREAS, The Quaker Oats Company Stock Retirement Plan for Outside Directors (the "Plan") was previously adopted, effective September 12, 1984 by The Quaker Oats Company (the "Company"); and

     WHEREAS, the Plan provides that the Board of Directors of the Company (the "Board") has the power to amend the Plan; and

      WHEREAS, the Plan has been previously amended and it is desirable to further amend the Plan, and the Board has authorized adoption of this Amendment to the Plan and authorized the officers of the Company to execute any documents in connection herewith;

      NOW, THEREFORE, the Plan is hereby amended effective as of March 1, 1996 by substituting the following language for the title of the Plan, including substituting this language for "Stock Retirement Plan", where it appears in
Section 1 of the Plan:

     "The Quaker Oats Company Stock Compensation Plan for Outside Directors"

      IN WITNESS WHEREOF, this Amendment is executed by a duly authorized officer of the Company.


                                   THE QUAKER OATS COMPANY


March 13, 1996                     By:/S/Douglas J. Ralston
                                      Its Senior Vice President